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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ________

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    ________


        Date of Report (Date of Earliest Event Reported): August 20, 2004

                                    AKI, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


             333-60989                             13-3785856
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      (Commission File Number)           (I.R.S. Employer Identification No.)

         1815 EAST MAIN STREET
           CHATTANOOGA, TN                                 37404
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  (Address of Principal Executive Offices)               (Zip Code)

                                 (423) 624-3301
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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
ITEM 5.    OTHER EVENTS.

           On August 20, 2004, AKI, Inc. issued a press release announcing a material transaction. The press release is filed herewith as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

            (a)  Not applicable
            (b)  Not applicable
            (c)  Exhibits
                 99.1    Press Release dated August 20, 2004.





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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 20, 2004




                                   AKI, INC.



                                   By:  /s/ Kenneth A. Budde
                                        ----------------------------------------
                                        Name:  Kenneth A. Budde
                                        Title: Senior Vice President & Chief
                                               Financial Officer






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
                                  EXHIBIT INDEX

       Exhibit No.                     Exhibit
       -----------                     -------

         99.1                 Press Release dated August 20, 2004.









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